Exhibit 99.1

For Further Information:

Quality Systems, Inc.                     CCG Investor Relations
18191 Von Karman Ave, #450                15300 Ventura Blvd., Suite 303
Irvine, CA  92612                         Sherman Oaks, CA  91403
www.qsii.com                              www.ccgir.com
(949) 255-2600                            (818) 789-0100
CONTACT: Lou Silverman                    CONTACT: William F. Coffin, President
         President and CEO                         Sean Collins, Partner

                  QUALITY SYSTEMS REPORTS FIRST QUARTER RESULTS

IRVINE, Calif.--(BUSINESS WIRE)--July 28, 2003--Quality Systems, Inc. (NASDAQ:QSII - news) today announced the results of operations for its fiscal 2004 first quarter ended June 30, 2003.

The Company posted net revenues of $16.3 million in the first quarter, an increase of 33% from $12.3 million for the same quarter last year. The Company reported net income of $2,277,000, an increase of 40% over net income of $1,626,000 for the comparable quarter of the prior year. Fully diluted earnings per share totaled $0.35 in the quarter, an increase of 35% over the fully diluted $0.26 per share earnings recorded in the same quarter last year.

The revenue, net income, and earnings per share results achieved in the quarter were records for the Company. Results in the quarter were driven by record revenue and profits in the Company's NextGen Healthcare Information Systems division. For the quarter, the Company's NextGen Healthcare division posted record revenues of $12.2 million, up 51% from the same quarter of the prior year, and record operating income of $3.4 million, up 62% over the same quarter of the prior year.

Quality Systems, Inc. will hold a conference call to discuss first-quarter financial results today, Monday, July 28, 2003 at 1:00 p.m. EDT (10:00 a.m.
PDT). To participate in the call, please call (877) 586-7724 five to ten minutes prior to the scheduled conference call time. There is no pass code required for this call. If you are unable to participate in the call at this time, a replay will be available on Monday, July 28 at 1:00 p.m. PDT, through Monday, August 4 at midnight PDT; call 800-642-1687 and enter the conference ID number 1836697.

A transcript of the conference call will be made available on the QSII Web site (www.qsii.com). Quality Systems, Inc. and its NextGen Healthcare Information Systems subsidiary are developers and providers of computer-based practice management, medical records, and connectivity applications for medical and dental group practices. Visit www.qsii.com and www.nextgen.com for additional information.

This news release may contain forward-looking statements, including those related to revenue and net income, that involve a number of risks and uncertainties. Among the important factors that could impact actual are volume and timing of systems sales and installations, length of sales cycles and installation process; the possibility that the products will not achieve market acceptance; seasonal patterns of sales and customer buying behavior, the development by competitors of new or superior technologies, delays in product development, undetected errors or bugs in software, product liability, changing economic, political or regulatory influences on the healthcare industry, changes in product pricing policies, competitive pressures, possible regulation of the

                                     (more)

Quality Systems -  First Quarter 2004
For Release July  28, 2003
Page 2


company's software by the U.S. Food and Drug Administration, general economic conditions, and the risk factors detailed from time to time in Quality Systems' periodic reports and registration statements filed with the Securities and Exchange Commission.

                          [financial highlights follow]

Quality Systems -  First Quarter 2004
For Release July  28, 2003
Page 3


                              Quality Systems, Inc.
   Consolidated Statements of Operations and Comprehensive Income (Unaudited)

                                                        Three Months Ended
                                                             June 30,
                                                       2003              2002
                                                   -----------       -----------
Net Revenues:
   Sales of computer systems,
      Upgrades and supplies                          9,474,000         6,425,000
   Maintenance and other services                    6,832,000         5,882,000
                                                   -----------       -----------
                                                    16,306,000        12,307,000

Cost of Products and Services                        6,610,000         4,920,000
                                                   -----------       -----------

Gross Profit                                         9,696,000         7,387,000

Selling, General and
   Administrative Expenses                           4,740,000         3,673,000
Research and Development Costs                       1,366,000         1,135,000

                                                   -----------       -----------

Income from Operations                               3,590,000         2,579,000

Investment Income, net                                 100,000           104,000
                                                   -----------       -----------

Income before Provision for
   Income Taxes                                      3,690,000         2,683,000
Provision for Income
   Taxes                                             1,413,000         1,057,000
                                                   -----------       -----------

Net Income                                         $ 2,277,000       $ 1,626,000
                                                   ===========       ===========

Income  per Share - Basic                          $      0.37       $      0.27
                                                   ===========       ===========

Income  per Share - Diluted                        $      0.35       $      0.26
                                                   ===========       ===========

Weighted average number
   of shares outstanding - Basic                     6,157,000         6,106,000
                                                   ===========       ===========

Weighted average number
   of shares outstanding - Diluted                   6,466,000         6,332,000
                                                   ===========       ===========

Quality Systems -  First Quarter 2004
For Release July  28, 2003
Page 4


                              Quality Systems, Inc.
                           Consolidated Balance Sheets
                                 (in thousands)

                                     ASSETS

                                                                June 30,         March 31,
                                                           2003 (unaudited)         2003
                                                           ----------------      ---------
Current Assets:
   Cash and cash equivalents                                   $  38,976         $  36,443
   Accounts receivable, net                                       19,039            17,561
   Inventories                                                     1,152               667
   Deferred tax assets                                             2,029             2,029
   Other current assets                                            1,432             2,086
                                                               ---------         ---------

         Total current assets                                     62,628            58,786

Equipment and Improvements, net                                    1,734             1,777
Capitalized Software Costs, net                                    2,760             2,511
Deferred Tax Asset                                                 1,819             1,819
Excess of Cost Over Net Assets
   of Acquired Business, net                                       1,840             1,840
Other Assets                                                         861               869
                                                               ---------         ---------

         Total assets                                          $  71,642         $  67,602
                                                               =========         =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Accounts payable                                            $   1,483         $   2,477
   Deferred revenue                                               13,979            11,699
   Other current liabilities                                       6,298             5,893
                                                               ---------         ---------

         Total liabilities                                        21,760            20,069

Commitments and Contingencies

Shareholders' Equity:
   Common stock, $0.01 par value, 20,000 shares
      authorized, 6,161 and 6,152 shares issued
      and outstanding, respectively                                   62                62
   Additional paid-in capital                                     35,193            35,121
   Retained Earnings                                              14,627            12,350
                                                               ---------         ---------

         Total shareholders' equity                               49,882            47,533

         Total liabilities and
            Shareholders' equity                               $  71,642         $  67,602
                                                               =========         =========

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